Exhibit 99.1


                                                  Frontier Communications
                                                        3 High Ridge Park
                                                       Stamford, CT 06905
                                                             203.614.5600
                                                         www.frontier.com
FOR IMMEDIATE RELEASE


       Seven More Washington Communities Approve Verizon FiOS TV Franchise
                      Transfers to Frontier Communications

STAMFORD, Conn., November 18, 2009 - Seven communities in the state of Washington have voted to approve the transfer of control of local TV franchises from Verizon Northwest to Frontier Communications (NYSE: FTR). The approvals relate to a transaction between Frontier and Verizon Communications, announced May 13, 2009, that includes Verizon's local exchange businesses in 14 states, including parts of California, and certain customer relationships for long distance services, broadband Internet access and broadband video.

City councils in Mountlake Terrace, Mukilteo and Woodway approved franchise transfers on Monday and Bothell, Edmonds, Redmond and Woodinville approved the transfer of their franchises on Tuesday. The latest votes follow unanimous decisions by Snohomish County (5-0) and Marysville (7-0) to approve Verizon TV franchise transfers to Frontier last week (Nov. 10).

Transfers of local franchise agreements are required for Frontier to offer its own subscription TV service using network facilities that it will acquire from Verizon. Frontier has now received 19 of the required 42 approvals. The transaction is subject to approval by the Washington Utilities and Transportation Commission, utility regulators in five other states and the Federal Communications Commission (FCC).

On October 27, 2009, Frontier's stockholders voted overwhelmingly to approve the merger agreement and related proposals. Frontier has also received approvals from the California Public Utilities Commission, the Public Utilities Commission of Nevada, and the Public Service Commission of South Carolina. On September 1, 2009, the transaction received early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

"We are pleased to have obtained these most recent approvals," said Steven Crosby, Senior Vice President, Government and Regulatory Affairs for Frontier. "They are another step towards providing great services, upgrading broadband in many communities and delivering an excellent customer experience. Community leaders in Washington have given a strong vote of confidence to Frontier's financial strength, network technology and customer-first approach to business."

About Frontier Communications
Frontier Communications Corporation (NYSE: FTR) is a full-service communications provider and one of the largest local exchange telephone companies in the country serving rural areas and small and medium-sized towns and cities. Frontier is included in the S&P 500 Index. Frontier Communications offers telephone, television and Internet services, including wireless Internet data access, as well as bundled offerings, specialized bundles for small businesses and home offices, and data security solutions. Additional information about Frontier is available at www.frontier.com.


Forward-Looking Language

This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: Our ability to complete the acquisition of access lines from Verizon; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the Verizon transaction; the failure to receive the IRS ruling approving the tax-free status of the Verizon transaction; the ability to successfully integrate the Verizon operations into Frontier's existing operations; the effects of increased expenses due to activities related to the Verizon transaction; the ability to migrate Verizon's West Virginia operations from Verizon owned and operated systems and processes to Frontier owned and operated systems and processes successfully; the risk that the growth opportunities and cost synergies from the Verizon transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from Verizon to enable us to operate the acquired business; disruption from the Verizon transaction making it more difficult to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines and High-Speed Internet subscribers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); our ability to adjust successfully to changes in the communications industry and to implement strategies for improving growth; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; reductions in switched access revenues as a result of regulation, competition and/or technology substitutions; the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to repay, reduce or refinance our debt; the effects of bankruptcies and home foreclosures, which could result in increased bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2009 and thereafter; declines in the value of our pension plan assets, which could require us to make contributions to the pension plan beginning no earlier than 2010; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and our liquidity; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control; and the effects of hurricanes, ice storms or other severe weather. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Additional Information and Where to Find It

This filing is not a substitute for the definitive prospectus/proxy statement included in the Registration Statement on Form S-4 that Frontier filed, and the SEC has declared effective, in connection with the proposed transactions described in the definitive prospectus/proxy statement. INVESTORS ARE URGED TO READ THE DEFINITIVE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The definitive prospectus/proxy statement and other documents filed or to be filed by Frontier with the SEC are or will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Frontier's stockholders approved the proposed transactions on October 27, 2009, and no other vote of the stockholders of Frontier or Verizon is required in connection with the proposed transactions.


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INVESTOR CONTACTS:
---------------------------------------- ----------------------------------        ----------------------------------
David Whitehouse                         Gregory Lundberg                          Brigid Smith
SVP & Treasurer                          Director, Investor Relations              AVP , Communications
(203) 614-5708                           (203) 614-5044                            (203) 614-5042
david.whitehouse@frontiercorp.com        greg.lundberg@frontiercorp.com            brigid.smith@frontiercorp.com

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